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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  FEBRUARY 28, 1996
                                                --------------------------

                               FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)



           DELAWARE                  0-22136           77-0332937
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(State or other jurisdiction       (Commission    (IRS Employer
of incorporation)                 File Number)    Identification No.)


  895 SAN MATEO DRIVE, MENLO PARK, CA                    94025
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     (415) 328-2614
                                                    ----------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 3. Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

     The Company is currently reviewing the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. This information is currently anticipated to be available in the first quarter of 1997, although this schedule is subject to change. Once this information has been determined, the Company may file a Plan of Reorganization with the bankruptcy court.

Item 7.  Financial Statements and Exhibits

Exhibit No.                        Description
-----------                        -----------
 99.1 Summary of Financial Status of the Registrant for the month ended February 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.2 Summary of Financial Status of the Registrant for the month ended March 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.3 Summary of Financial Status of the Registrant for the month ended April 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.4 Summary of Financial Status of the Registrant for the month ended May 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.5 Summary of Financial Status of the Registrant for the month ended June 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.6 Summary of Financial Status of the Registrant for the month ended July 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.7 Summary of Financial Status of the Registrant for the month ended August 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.8 Summary of Financial Status of the Registrant for the month ended September 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.9 Summary of Financial Status of the Registrant for the month ended October 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.
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 99.10          Summary of Financial Status of the Registrant for the month ended November 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

 99.11 Summary of Financial Status of the Registrant for the month ended December 1996, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Focus Surgery, Inc.
                                    -------------------------------------------
                                         (Registrant)


Date:  February 6, 1997             By:    /s/ RICK REDETT
                                       -----------------------------------------
                                    Name:  Rick Redett
                                    Title: President and Chief Executive Officer